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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

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
/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
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                           ACME-CLEVELAND CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         Not Applicable
         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         Not Applicable
         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         Not Applicable
         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction: Not Applicable
                                                          ----------------------

     (5) Total fee paid: Not Applicable
                         -------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: Not Applicable
                                 -----------------------------------------------

     (2) Form, Schedule or Registration Statement No.: Not Applicable
                                                       -------------------------

     (3) Filing Party: Not Applicable
                       ---------------------------------------------------------
     (4) Date Filed: Not Applicable
                     -----------------------------------------------------------

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        WEC Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Danaher Corporation, a Delaware corporation ("Parent"), and Parent hereby amend and supplement their Tender Offer Statement on Schedule 14D-1, as heretofore amended (the "Schedule 14D-1"), relating to the Purchaser's offer to purchase all outstanding common shares, par value $1 per share (including the associated rights), and all outstanding Series A Convertible Preferred Shares, without par value (collectively, the "Shares"), of Acme-Cleveland Corporation, an Ohio corporation (the "Company"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Schedule 14D-1 or the Offer to Purchase filed as an exhibit thereto.

ITEM 1. SECURITY AND SUBJECT COMPANY

        Parent and the Company have entered into an Agreement and Plan of Merger, dated as of May 31, 1996 (the "Merger Agreement"), which provides, among other things, that the price to be paid in the Purchaser's tender offer (the "Offer") be increased to $30 in cash per outstanding Share. The Merger Agreement also provides for a follow-up merger of the Company and the Purchaser at $30 per Share, pursuant to which each outstanding Share (other than Shares owned by Parent or any subsidiary of Parent, Shares held as treasury shares by the Company, and Shares owned by dissenting shareholders who perfect any available dissenters' rights under Ohio law), will be converted into the right to receive $30 per Share in cash. The Offer and the Merger Agreement are more fully described in the Supplement, dated June 5, 1996 (the "Supplement"), to the Purchaser's Offer to Purchase, dated March 7, 1996. A copy of the Supplement is attached hereto as Exhibit (g)(14) and is incorporated herein by reference. The information set forth in the Introduction and Section 1 of the Supplement is incorporated herein by reference.

        The information set forth in Exhibits (g)(15), (g)(16), (g)(17), (g)(18) and (g)(19) is incorporated herein by reference.

ITEM 3. PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS WITH THE SUBJECT COMPANY

    (b) The information set forth in Section 7 of the Supplement is incorporated herein by reference.

ITEM 4. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

    (a) The information set forth in Section 6 of the Supplement is incorporated herein by reference.

ITEM 5. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE BIDDER

    (a) - (c); (e) The information set forth in the Introduction and Section 8 of the Supplement is incorporated herein by reference.

ITEM 7. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE SUBJECT COMPANY'S SECURITIES.

    The information set forth in Section 8 of the Supplement is incorporated herein by reference.

ITEM 10. ADDITIONAL INFORMATION

    (a) The information set forth in Section 8 of the Supplement is incorporated herein by reference.

    (b); (e) The information set forth in Section 10 of the Supplement is incorporated herein by reference.

ITEM 11. MATERIAL TO BE FILED AS EXHIBITS

    (g)(14) Supplement to the Offer to Purchase dated June 5, 1996.

       (15) Revised Letter of Transmittal.

       (16) Revised Letter to Brokers, Dealers, Banks, Trust Companies and Other Nominees.

       (17) Revised Letter to Clients for use by Brokers, Dealers, Banks, Trust Companies and Other Nominees.

       (18) Revised Notice of Guaranteed Delivery.

       (19) Merger Agreement, dated May 31, 1996, among Parent, the Purchaser and the Company.

                                  SIGNATURE

   After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


Dated: June 5, 1996

                                      WEC ACQUISITION CORPORATION



                                      By: /s/ C. Scott Brannan
                                      -----------------------------------
                                          Name: C. Scott Brannan
                                          Title: Vice President Administration
                                                 and Controller

                                      DANAHER CORPORATION



                                      By: /s/ C. Scott Brannan
                                      -----------------------------------
                                          Name: C. Scott Brannan
                                          Title: Vice President and Secretary

                                EXHIBIT INDEX



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   EXHIBIT                                                                                            PAGE
   NUMBER                                       EXHIBIT NAME                                         NUMBER
- -----------  ------------------------------------------------------------------------------------  ----------

  (g)(14)    Supplement to the Offer to Purchase dated June 5, 1996.

  (g)(15)    Revised Letter of Transmittal.

  (g)(16)    Revised Letter to Brokers, Dealers, Banks, Trust Companies and Other Nominees.

  (g)(17)    Revised Letter to Clients for use by Brokers, Dealers, Banks, Trust Companies
             and Other Nominees.

  (g)(18)    Revised Notice of Guaranteed Delivery.

  (g)(19)    Merger Agreement, dated May 31, 1996, among Parent, the Purchaser and the Company.
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